Federated Hermes U.S. SMID Fund
Portfolio of Investments
March 31, 2023 (unaudited)
Shares			Value
		COMMON STOCKS—101.1%
		Communication Services—0.9%
1,712	[1]	CarGurus, Inc.	$31,980
		Consumer Discretionary—13.3%
940		Brunswick Corp.	77,080
689		Columbia Sportswear Co.	62,175
1,986		LKQ Corp.	112,726
16	[1]	NVR, Inc.	89,155
926		Pulte Group, Inc.	53,967
1,025		Service Corp. International	70,500
		TOTAL	465,603
		Energy—1.9%
2,411		Championx Corp.	65,410
		Financials—15.1%
359		Assurant, Inc.	43,105
982		Brown & Brown	56,386
1,183		Community Bank System, Inc.	62,096
1,377		Lazard Ltd., Class A	45,592
643	[1]	Palomar Holdings, Inc.	35,494
419		Reinsurance Group of America	55,626
1,194		Webster Financial Corp. Waterbury	47,068
481	[1]	WEX, Inc.	88,451
34		White Mountains Insurance Group, Inc.	46,835
632		Wintrust Financial Corp.	46,104
		TOTAL	526,757
		Health Care—13.1%
957	[1]	AMN Healthcare Services, Inc.	79,393
845	[1]	Azenta, Inc.	37,704
168	[1]	Bio-Rad Laboratories, Inc., Class A	80,475
493	[1]	ICU Medical, Inc.	81,325
566		PerkinElmer, Inc.	75,425
307		STERIS PLC	58,723
1,519	[1]	Vericel Corp.	44,537
		TOTAL	457,582
		Industrials—24.7%
542	[1]	Axon Enterprise, Inc.	121,869
646	[1]	Chart Industries, Inc.	81,008
750	[1]	Clean Harbors, Inc.	106,920
529		Equifax, Inc.	107,302
1,186		Fortune Brands Innovations, Inc.	69,654
799		Maximus, Inc.	62,881
1,165		nVent Electric PLC	50,025
490		Simpson Manufacturing Co., Inc.	53,724
1,179		Smith (A.O.) Corp.	81,528
593		Timken Co.	48,460
813		Woodward, Inc.	79,162
		TOTAL	862,533
		Information Technology—21.3%
1,031	[1]	Altair Engineering, Inc.	74,345

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
1,322		Cognex Corp.	$65,505
102	[1]	Fair Isaac & Co., Inc.	71,674
257	[1]	Gartner, Inc., Class A	83,723
563	[1]	Guidewire Software, Inc.	46,194
146		Littelfuse, Inc.	39,141
1,145		Power Integrations, Inc.	96,913
878	[1]	PTC, Inc.	112,586
506	[1]	Silicon Laboratories, Inc.	88,596
616		Teradyne, Inc.	66,226
		TOTAL	744,903
		Materials—8.1%
625		Aptargroup, Inc.	73,869
595		Eagle Materials, Inc.	87,316
168		Martin Marietta Materials	59,650
737		RPM International, Inc.	64,296
		TOTAL	285,131
		Real Estate—1.6%
4,137		Retail Opportunity Investments Corp.	57,753
		Utilities—1.1%
1,241		Boralex, Inc., Class A	37,786
		TOTAL COMMON STOCKS (IDENTIFIED COST $2,833,616)	3,535,438
		TOTAL INVESTMENT IN SECURITIES—101.1% (IDENTIFIED COST $2,833,616)	3,535,438
		OTHER ASSETS AND LIABILITIES - NET—(1.1)%[2]	(36,782)
		TOTAL NET ASSETS—100%	$3,498,656
1
Non-income-producing security.
2
Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2023.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser's valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.

Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of March 31, 2023, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.